Property and Equipment	12 Months Ended
Dec. 31, 2024
Property, Plant and Equipment [Abstract]
Property and Equipment

Note 8. Property and Equipment

Property and equipment consisted of the following (in thousands):

	As of December 31,
	2024	2023
Laboratory and manufacturing equipment	$14,648	$13,141
Furniture and fixtures	1,999	1,905
Computers and software	6,036	3,927
Leasehold improvements	13,291	13,074
Total cost	35,974	32,047
Less: accumulated depreciation	(18,824)	(14,121)
Property and equipment, net	$17,150	$17,926

The Company incurred depreciation expense of $4.8 million, $4.7 million, and $3.5 million for the years ended December 31, 2024, 2023, and 2022, respectively. Substantially all of the Company’s property and equipment is located in North America.

During the year ended December 31, 2023, the Company had $0.8 million of disposals related to equipment no longer being used by the Company. There were no material disposals during the years ended December 31, 2024, and 2022.

For the year ended December 31, 2024, the Company did not record any impairments related to property and equipment. For the years ended December 31, 2023 and 2022, except for the impairments related to leasehold improvements associated with two leased facilities that were not being used at the time (refer to Note 14 - Leases), impairments related to property and equipment were not material.

As of December 31, 2024 and 2023, total gross capitalized software development costs were $4.3 million and $1.1 million, respectively. Depreciation of capitalized software costs was $0.8 million for the year ended December 31, 2024 and was not material for the years ended December 31, 2023 and 2022.